[EXECUTION COPY]



         This Standstill and Amendment Agreement (this "Agreement"), dated as of October 30, 1996, is entered into by and among STRATOSPHERE GAMING CORP., a Nevada corporation, as Lessee; STRATOSPHERE CORPORATION, a Delaware corporation, as Guarantor; FIRST SECURITY TRUST COMPANY OF NEVADA, a Nevada trust company, not in its individual capacity, except as expressly stated herein, but solely as Lessor and Trustee; the persons listed on Schedule II hereto, as Lenders; BANK OF SCOTLAND, WELLS FARGO BANK, NATIONAL ASSOCIATION (successor by merger to FIRST INTERSTATE BANK OF NEVADA), and SOCIETE GENERALE, as Co-Agents; CREDIT LYONNAIS, LOS ANGELES BRANCH, as Lead Manager; and BA LEASING & CAPITAL CORPORATION, a California corporation, as Arranger and Agent.

                              W I T N E S S E T H:

         WHEREAS, Lessee, Guarantor, Trustee (both in its individual and trust capacities), the Lenders and Agents are parties to a Participation Agreement dated as of April 29, 1996 (the "Original Participation Agreement"), pursuant to which the Lenders made term loans to the Trustee on the Advance Date (such term, and all other capitalized terms used herein shall have the meanings ascribed to them in Part I) in the aggregate original principal amount of $37,500,000 of which $35,000,000 (without giving effect to any October 30, 1996 payment due under the Loan Agreement) is currently outstanding (the "Existing Term Loans");

         WHEREAS, the Trustee used the proceeds of the Loans on the Advance Date to purchase certain equipment described on Schedule I attached hereto in an aggregate amount of $14,627,072.37 and deposited the remaining proceeds of the Loans into the Account;

         WHEREAS, the Equipment acquired by the Trustee on the Advance Date was immediately leased to the Lessee pursuant to the Lease;

         WHEREAS, subsequent to the Advance Date withdrawals in the amount of $18,725,828.63 were made from the Account to purchase additional items of Equipment (described on Schedule I attached hereto) for lease to the Lessee under the Lease;

         WHEREAS, as of the date hereof there is remaining in the Account $4,259,200 (the "Deposited Amount"), which represents proceeds from the Loans and interest earned thereon from time to time;

         WHEREAS, Lessee is not in compliance with its obligations under Sections 5.5, 5.16(a), (b) and (c) of the Original Participation Agreement and is in default under Sections 10.1(f) (to the extent it has admitted in writing its inability to make the payment due November 15, 1996 under the Indenture), 10.1(j) and 10.1(m) of the Lease ("Existing Events of Default"), but otherwise has not violated any covenant, condition, representation, warranty or agreement contained in any Operative Document;

         WHEREAS, Lessee desires that during the Standstill Period, the Lenders refrain from exercising, or instructing, authorizing or allowing any other Person to exercise, any right, power or remedy under the Loan Agreement, the Lease or any other Operative Document as a result of the Existing Events of Default; and

         WHEREAS, the Lenders are willing to refrain from exercising, or instructing, authorizing or allowing any other Person to exercise, any right, power or remedy under the Loan Agreement, the Lease or any other Operative Document during the Standstill Period in exchange for the consent of Lessee to the application of the funds in the Account to the partial repayment of the Existing Term Loans in accordance with the terms of this Agreement;

         NOW, THEREFORE, in consideration of the mutual terms and conditions herein contained, the parties hereto agree as follows:


                                     PART I
                                   DEFINITIONS

         Subpart 1.1. Certain Definitions. Unless otherwise defined in Appendix I to the Original Participation Agreement, capitalized terms used in this Agreement without definition shall have the following meanings:

         "Agreement" is defined in the preamble to this Agreement.

         "Deposited Amount" is defined in the fifth recital to this Agreement.

         "Effective Date" means the first date on which all of the conditions precedent set forth in Subpart 5.1 of this Agreement shall be satisfied or waived by all of the Lenders, but in no event shall such date be later than October 31, 1996.

         "Existing Events of Default" is defined in the sixth recital of this Agreement.

         "Existing Term Loans" is defined in the first recital to this Agreement.

         "Funding Request" means the certificate delivered by Lessee to the Agent on September 25, 1996 under Section 2.14 of the Original Participation Agreement.

         "Insolvency Event" means the occurrence of any condition, event or happening described in Section 10.1(f) or (g) of the Lease (other than any event arising from the Parent's admission in writing of its inability to make the payment due November 15, 1996 under the Indenture).

         "Original Participation Agreement" is defined in the first recital of this Agreement.

         "Standstill Period" means the period commencing on the Effective Date of this Agreement and ending on the earliest of (x) January 30, 1997, (y) the occurrence of an Insolvency Event and (z) the occurrence or continuation of an Event of Default (other than Existing Events of Defaults).


                                     PART II
                  AMENDMENT TO ORIGINAL PARTICIPATION AGREEMENT

         Effective on (and subject to the occurrence of) the Effective Date, the Original Participation Agreement is hereby amended in accordance with this Part II.

         Subpart 2.1. Amendment to Article II. Article II of the Original Participation Agreement is amended as set forth in this Subpart 2.1.

                  (a) Section 2.12 of the Original Participation Agreement is hereby amended to read in its entirety as follows:

                  "Section 2.12. Amortization Schedule. Schedule III attached to the Standstill and Amendment Agreement, dated October 30, 1996 among the parties to the Participation Agreement (the "Standstill Agreement") sets forth the mandatory principal amortization schedule for the Loans (the "Amortization Schedule"). Trustee, as agent of the Agent under Section 7.1 of the Loan Agreement, shall distribute all mandatory principal amortization payments in accordance with Section 3.2 of the Loan Agreement."


                                    PART III
                        AMENDMENTS TO THE LOAN AGREEMENT

         Effective on (and subject to the occurrence of) the Effective Date, the Loan Agreement is hereby amended in accordance with this Part III.

         Subpart 3.1. Article II of the Loan Agreement is amended as set forth in this Subpart 3.1.

                  (a) A new Section 2.4(e) is hereby added to the Loan Agreement to read in its entirety as follows:

                  "(e) Notwithstanding Section 2.4(c), upon the Effective Date, Borrower shall withdraw the Deposited Amount from the Account and apply such proceeds in partial prepayment of the Loans in accordance with Section 3.2. Borrower acknowledges receipt of proper instructions to make the withdrawal and distributions required by this Section 2.4(e)."

         Subpart 3.2. Article III of the Loan Agreement is amended as set forth in this Subpart 3.2.

                  (a) Section 3.2(a), second, of the Loan Agreement shall be amended by inserting the following phrase after "second" as follows:

                  "in the case of a mandatory prepayment required by Section 2.4(b)," and inserting "and" at the end of such sentence.

                  (b) A new Section 3.2(a), third, is hereby added in its entirety to read as follows:

                  "third, in the case of a mandatory prepayment required by
Section 2.4(e), the Deposited Amount shall be distributed and paid to the Lenders pro rata, without priority of one Lender over the other, in proportion that the unpaid principal amount of the Notes held by each Lender bears to the aggregate unpaid principal amount of the Notes."

                  (c) A new Section 3.2(c) is hereby added to the Loan Agreement to read in its entirety as follows:

                  "(c) Each mandatory prepayment distributed pursuant to Section 2.4(c) or Section 2.4(e) shall be applied by each holder of the Notes to the remaining scheduled mandatory amortization payments listed in Schedule III to the Standstill Agreement (or as revised pursuant to this Section 3.2(c)) in the proportion that each scheduled mandatory prepayment bears to the aggregate outstanding amortization payments so listed."


                                     PART IV
                        WITHDRAWALS, CONSENTS AND WAIVERS

         The following actions and consents shall be effective on (and subject to the occurrence of) the Effective Date.

         Subpart 4.1. Withdrawal. Lessee hereby withdraws its Funding Request and hereby agrees that the Trustee may withdraw the Deposited Amount from the Account for distribution to the Lenders in accordance with Section 3.2 (a) of the Loan Agreement.

         Subpart 4.2. Waiver. Each Lender hereby waives any Additional Costs that may be owed by the Trustee as a result of the prepayment pursuant to Sections 2.4(e) and 3.2(a) of the Loan Agreement.

         Subpart 4.3. Standstill. Each Lender, the Agent, the Co- Agents and the Trustee during the Standstill Period shall not exercise or instruct, authorize or allow any other Person to exercise, any right, remedy, power or privilege under the Lease, the Loan Agreement or any other Operative Document as a result of Existing Events of Default; provided, however, that such agreement shall not constitute or operate as a waiver thereof by any Lender, the Agent, the Co-Agents or the Trustee; nor shall the failure of any Lender, the Agent, the Co-Agents or the Trustee to exercise any right, remedy, power or privilege during the Standstill Period preclude any right, remedy, power or privilege upon the termination for any reason of the Standstill Period.


                                     PART V
             CONDITIONS TO THE EFFECTIVENESS OF PARTS II, III AND IV

         Subpart 5.1. Effective Date. Subparts II, III, and IV shall be and become effective upon the prior or concurrent satisfaction of each of the conditions precedent set forth in this Subpart 5.1.

         Subpart 5.1.1. Execution of Counterparts. Agent shall have received counterparts of this Agreement duly executed by the Trustee, Agent, Lenders, the Co-Agents, the Lead Manager, and the Trustee (or evidence thereof satisfactory to the Agent).

         Subpart 5.1.2. Resolutions, Incumbency, etc.. Agent shall have received a certificate, dated the date hereof, of the Secretary or Assistant Secretary of each of the Lessee and Guarantor, respectively, as to

                           (i) resolutions of the Board of Directors of such
Person then in full force and effect authorizing the execution, delivery and performance of this Agreement,

                           (ii) the incumbency and signatures of those officers
of such Person authorized to act with respect to this Agreement, and

                           (iii) the Articles or Certificate of Incorporation of
such Person as in effect on the date hereof, certified by the Secretary of State or similarly applicable Governmental Authority) of its state of incorporation as of a recent date and the by-laws of such Person as in effect on the date hereof, upon which certificates each Lender may conclusively rely until it shall have received a further certificate of the Secretary of the Lessee or the Guarantor, as the case may be, cancelling or amending such prior certificate, and

         Subpart 5.1.3. Fees and Expenses. All reasonable fees and expenses of Mayer, Brown & Platt in connection with the execution and delivery of this Agreement shall have been paid in full.

         Subpart 5.1.4. Opinions of Counsel. Agent shall have received an opinion, dated as of the date hereof and addressed to the Agent, the Lenders and the Trustee, from Gordon & Silver, counsel to the Lessee and Guarantor, in form and substance acceptable to the Agent.

         Subpart 5.1.5. Accuracy of Representations of Warranties. On the Effective Date, Agent shall have received (with copies for the Trustee and each Lender) certificates of the Secretary or Assistant Secretary of Guarantor and Lessee stating that all of the representations and warranties of the Lessee and Guarantor contained in the Participation Agreement (other than the representations contained in Section 4.1(d)(ii), (f), (u) (as to Existing Events of Default only), (v) and (aa), as to which no representation or warranty shall be made) shall be true and correct on and as of the Effective Date in all material respects as though made on and as of that date.

         Subpart 5.1.6. No Payment Defaults. There shall exist no event described in Section 10.1(a) of the Lease (without taking in to account any grace period thereunder).

         Subpart 5.1.7. Instructions to Trustee. Each Lender shall have signed the Letter of Instructions to the Trustee attached hereto as Exhibit A.

         Subpart 5.2. Limitation. Except as expressly provided hereby, all other representations, warranties, terms, covenants and conditions of the Loan Agreement, the Original Participation Agreement and any other Operative Document shall remain unamended and unwaived, and shall continue to be, and shall remain in full force and effect in accordance with their respective terms. The amendments, modifications and consents set forth herein shall be limited precisely as provided for herein and shall not be deemed to be a waiver of, amendment of, consent to or modification of any other term or provision of the Loan Agreement, the Original Participation Agreement or any term or provision of any other Operative Document, or of any transaction or further or future action on the part of the Trustee, Lessee or any other Person which would require the consent of the Agent or any of the Lenders under the Loan Agreement or any other Operative Document.


                                     PART VI
                                  MISCELLANEOUS

         Subpart 6.1. Cross-References. References in this Amendment to any Part or Subpart are, unless otherwise specified, to such Part or Subpart of this Agreement.

         Subpart 6.2. Agreement is an Operative Document. This Agreement is an Operative Document executed in accordance with the Participation Agreement and Trust Agreement.

         Subpart 6.3. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

         Subpart 6.4. Counterparts, etc.. This Agreement may be executed by the parties hereto in several counterparts, each of which when executed and delivered shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

         Subpart 6.5. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

         Subpart 6.6. Guarantor Affirmation and Consent. By its signature below, Guarantor under the Guaranty hereby acknowledges and consents to this Agreement and the amendments to the Loan Agreement and the Original Participation Agreement as amended hereby, and the terms and provisions hereof and acknowledges that this Agreement, among other things, results in a prepayment through the application of Collateral of the outstanding Existing Term Loans to the Lenders in an aggregate principal amount equal to the Deposited Amount. Guarantor hereby reaffirms as of the Effective Date its covenants and agreements contained in the Guaranty, including as such covenants and agreements may be modified by this Agreement, and further confirms that as of the Effective Date (both before and after giving effect to the effectiveness to this Agreement), the Guaranty is and shall continue to be in full force and effect and is hereby ratified and confirmed in all respects except that upon the effectiveness of this Agreement, all references in the Guaranty to the "Operative Documents", "Participation Agreement", the "Loan Agreement", "thereunder", "thereof", or words of like import shall mean the Loan Agreement or the Original Participation Agreement, as the case may be, as in effect and amended by this Agreement.

         Subpart 6.7. Lender Confirmation. Execution and delivery to the Agent by a Lender of a counterpart to this Agreement shall be deemed confirmation by such Lender that (i) all conditions precedent in Subpart 5.1 have been fulfilled to the satisfaction of such Lender and (ii) the decision of such Lender to execute and deliver to the Agent an executed counterpart to this Agreement was made by such Lender independently and without reliance on the Agent or any other Lender as to the satisfaction of any condition precedent set for in Subpart 5.1.



            [The remainder of this page is intentionally left blank.]


         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their respective officers thereunto duly authorized as of the date first above written.


                                 STRATOSPHERE GAMING CORP.,
                                 as Lessee


                                 By:/s/
                                    Name: Thomas A. Lettero
                                    Title: Vice President-Administration/
                                             Chief Financial Officer


                                 STRATOSPHERE CORPORATION,
                                 as Guarantor


                                 By:/s/
                                    Name: Thomas A. Lettero
                                    Title: Vice President-Administration/
                                                 Chief Financial Officer

                                 FIRST SECURITY TRUST
                                 COMPANY OF NEVADA, not in
                                 its individual capacity
                                 except as expressly stated
                                 herein, but solely as
                                 Lessor and Trustee


                                 By:/s/
                                    Name: Nancy M. Dahl
                                    Title: Vice President


                                 BA LEASING & CAPITAL CORPORATION, as
                                 Agent and Lender


                                 By:/s/
                                    Name: Nick Falzone
                                    Title: Vice President

                                 BA LEASING & CAPITAL CORPORATION, as
                                 Agent and Lender


                                 By:/s/
                                    Name: Sonia T. Delen
                                    Title: Assistant Vice President


                                 BANK OF SCOTLAND, as Co-Agent and as
                                 Lender


                                 By:/s/
                                    Name: Catherine M. Oniffrey
                                    Title: Vice President


                                 WELLS FARGO BANK, NATIONAL ASSOCIATION
                                 (successor by merger to FIRST INTERSTATE
                                 BANK OF NEVADA), as Co-Agent and as
                                 Lender


                                 By:/s/
                                    Name: Melanie K. Foster
                                    Title: Vice President/Principal


                                 SOCIETE GENERALE, as Co-Agent and as
                                 Lender


                                 By:/s/
                                    Name: Donald L. Schubert
                                    Title: Vice President


                                 CREDIT LYONNAIS, LOS ANGELES BRANCH, as
                                 Lead Manager and as Lender


                                 By:/s/
                                    Name: Alan Sidrane
                                    Title: First Vice President


                                 THE CIT GROUP/EQUIPMENT FINANCING, INC., as Lender


                                 By:/s/
                                    Name: Thomas L. Addata
                                 Title: E.X.P.


                                 UNITED STATES NATIONAL BANK OF OREGON,
                                 as Lender


                                 By:/s/
                                    Name: Dale Parshall
                                    Title: Assistant Vice President


                                 THE FIRST NATIONAL BANK OF BOSTON, as
                                 Lender


                                 By:/s/
                                    Name: Reginald T. Dawson
                                 Title: Director


                                  IMPERIAL BANK, as Lender


                                  By:/s/
                                     Name: Steven K. Johnson
                                     Title: Senior Vice President

                                  TRUSTMARK NATIONAL BANK, as Lender


                                  By:/s/
                                     Name: John W. Ray, Jr.
                                     Title: Vice President


                                  FIRST SECURITY BANK, N.A., as Lender


                                  By:/s/
                                     Name: David P. Williams
                                     Title: Vice President



                                                      Exhibit A to the Agreement



                              Authorization Letter


                                October 31, 1996


First Security Trust Company of Nevada, as Trustee
c/o First Society Bank
530 Las Vegas Boulevard, South
Las Vegas, N.V.  89101
Attention:  Corporate Trust Department

         Re:      Stratosphere Gaming Corp./Capital Lease

         Pursuant to Article 7 of the Loan Agreement, dated as of April 29, 1996, among First Security Trust Company of Nevada, as Borrower (in its trust capacity), BA Leasing & Capital Corporation, as Agent, Bank of Scotland, Wells Fargo Bank National Association (successor by merger to First Interstate Bank of Nevada), and Societe Generale, as Co-Agents, Credit Lyonnais, Los Angeles Branch as Lead Manager and the persons named therein on Schedule I thereto as Lenders (the "Loan Agreement"), the Lenders each do hereby instruct the Agent (i) to direct the Trustee in its trust capacity, to sign the Agreement to which a specimen of this letter is attached and (ii) to direct the Trustee to withdraw the Deposited Amount from the Account and apply the proceeds in accordance with
Section 3.2(a) of the Loan Agreement.

         Pursuant to Section 4.3 of the Trust Agreement, Agent hereby instructs the Trustee to sign the Agreement to which a specimen of this letter is attached and further instructs the Trustee to withdraw the Deposited Amount from the Account and to apply such funds in accordance with Section 3.2 of the Loan Agreement.

         The parties hereto agree that all actions taken by the Agent or the Trustee in connection with this authorization is covered by the indemnification provisions set forth in Section 7.7 of the Loan Agreement and Section 5.1 of the Trust Agreement, respectively.

         Capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Loan Agreement.

         This authorization and direction letter may be executed by the parties hereto in separate counterparts, each of which shall be an original and all of which when taken together shall constitute one and the same instrument.

         [Remainder of page intentionally left blank]




                                 BA LEASING & CAPITAL CORPORATION,
                                 as Agent


                                 By:
                                 Name:
                                 Title:

                                 BA LEASING & CAPITAL CORPORATION,
                                 as Lender


                                 By:
                                 Name:
                                 Title:

                                 BANK OF SCOTLAND, as Co-Agent and
                                 as Lender


                                 By:
                                 Name:
                                 Title:


                                 WELLS FARGO BANK, NATIONAL
                                 ASSOCIATION (successor by merger to
                                 FIRST INTERSTATE BANK OF NEVADA),
                                 as Co-Agent and as Lender


                                 By:
                                 Name:
                                 Title:


                                 SOCIETE GENERALE, as Co-Agent and
                                 as Lender


                                 By:
                                 Name:
                                 Title:


                                 CREDIT LYONNAIS, LOS ANGELES
                                 BRANCH, as Lead Manager and as
                                 Lender


                                 By:
                                 Name:
                                 Title:


                                 THE CIT GROUP/EQUIPMENT FINANCING,
                                 INC.,
                                 as Lender


                                 By:
                                 Name:
                                 Title:


                                 UNITED STATES NATIONAL BANK OF
                                 OREGON,
                                 as Lender


                                 By:
                                 Name:
                                 Title:


                                 BANK OF BOSTON, as Lender


                                 By:
                                 Name:
                                 Title:


                                 IMPERIAL BANK, as Lender


                                 By:
                                 Name:
                                 Title:

                                 TRUSTMARK NATIONAL BANK, as Lender


                                 By:
                                 Name:
                                 Title:


                                 FIRST SECURITY BANK OF UTAH, N.A.,
                                 as Lender


                                 By:
                                 Name:
                                 Title:


                                                                     SCHEDULE II




BA LEASING & CAPITAL CORPORATION


BANK OF SCOTLAND


WELLS FARGO BANK, NATIONAL ASSOCIATION (successor by merger to
FIRST INTERSTATE BANK OF NEVADA)


SOCIETE GENERALE


CREDIT LYONNAIS, LOS ANGELES BRANCH


THE CIT GROUP/EQUIPMENT FINANCING, INC.


UNITED STATES NATIONAL BANK OF OREGON


THE FIRST NATIONAL BANK OF BOSTON


IMPERIAL BANK


TRUSTMARK NATIONAL BANK


FIRST SECURITY BANK, N.A.